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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 22, 2001

                                  U.S. BANCORP
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


              001-6880                                     41-0255900
      (Commission File Number)                 (IRS Employer Identification No.)


                U.S. Bank Place
            601 Second Avenue South
            Minneapolis, Minnesota                         55402-4302
   (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code: 612-973-1111

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)


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Item 5.  OTHER MATERIALLY IMPORTANT EVENTS

         Firstar Corporation, a Wisconsin corporation ("Firstar"), and U.S. Bancorp, a Delaware corporation ("USB"), are parties to an Agreement and Plan of Merger, dated as of October 3, 2000, as amended as of October 23, 2000 and December 18, 2000, pursuant to which Firstar will be merged into USB. In connection with the merger, each outstanding share of common stock of USB will be converted into 1.265 shares of common stock of the combined company and each share of Firstar common stock will be converted into one share of common stock of the combined company. The combined company will be incorporated in Delaware and its corporate headquarters will be in Minneapolis. The combined company will be called "U.S. Bancorp." The merger is intended to be tax free for federal income tax purposes to the holders of the USB common stock and Firstar common stock, except that U.S. Bancorp stockholders will have to recognize income or gain in connection with any cash received instead of fractional shares. The merger is intended to be accounted for as a "pooling-of-interests." The merger is subject to various conditions, including the affirmative vote of a majority of the outstanding shares of common stock of each of USB and Firstar and various regulatory approvals. The merger was previously announced in two Current Reports on Form 8-K filed by USB on October 4, 2000 and October 12, 2000 and in a Current Report on Form 8-K filed by Firstar on October
12, 2000. This report is being filed for the purpose of filing the financial statements and pro forma financial information included in Item 7 hereof.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF FIRSTAR CORPORATION

         The following financial statements, which are included in reports filed by Firstar with the Commission listed below, are hereby incorporated into this Form 8-K by reference:

                  1. Financial  statements  included  in  Firstar's  Annual
                     Report on Form 10-K/A for the year ended December 31, 1999:

                     Consolidated Balance Sheets as of December 31, 1999 and December 31, 1998

                     Consolidated Statements of Income for the years ended December 31, 1999, 1998 and 1997

                     Consolidated Statements of Changes in Shareholders' Equity for the years ended December 31, 1999, 1998 and 1997

                     Consolidated Statements of Cash Flows for the years ended December 31, 1999, 1998 and 1997



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                       Notes to Consolidated Financial Statements for the years
                       ended December 31, 1999, 1998 and 1997

                       Report of Independent Accountants of
                       PricewaterhouseCoopers LLP

                  2. Financial statements included in Firstar's Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2000:

                       Consolidated Balance Sheets as of September 30, 2000 (Unaudited) and December 31, 1999

                       Consolidated Statements of Income for the third quarters ended September 30, 2000 and 1999 (Unaudited) and the nine months ended September 30, 2000 and 1999 (Unaudited)

                       Consolidated Statements of Changes in Shareholders' Equity for the nine months ended September 30, 2000 and 1999 (Unaudited)

                       Consolidated Statements of Cash Flows for the nine months ended September 30, 2000 and 1999 (Unaudited)

                       Notes to Consolidated Financial Statements for the third quarters ended September 30, 2000 and 1999 (Unaudited) and the nine months ended September 30, 2000 and 1999 (Unaudited)

      (b)  PRO FORMA FINANCIAL INFORMATION

    The following pro forma financial statements, which are included in the Form S-4 filed by USB on January 11, 2000 with the Commission (Registration No. 333-48532), are hereby incorporated in this Form 8-K by reference:

      Unaudited Pro Forma Condensed Combined Balance Sheet at September 30, 2000

      Unaudited Pro Forma Condensed Combined Statement of Income:

              Nine months ended September 30, 2000
              Year ended December 31, 1999
              Year ended December 31, 1998
              Year ended December 31, 1997

      Notes to Unaudited Pro Forma Condensed Combined Financial Information

      (c)     EXHIBITS

              23.1   Consent of PricewaterhouseCoopers LLP



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 22, 2001                   U.S. BANCORP
                                            (Registrant)

                                            By:      /s/ James L. Chosy
                                                  --------------------------
                                                  James L. Chosy
                                                  Vice President Associate
                                                  General Counsel and
                                                  Secretary



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